UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2023

Nexstar Media Group, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50478	23-3083125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Freeway, Suite 700 Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)

Registrant’s Telephone Number, Including Area Code: (972) 373-8800

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	NXST	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Nexstar Media Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) on June 15, 2023. A total of 35,956,769 shares of Common Stock were issued and outstanding as of the record date of the Meeting, April 21, 2023, and a total of 33,128,169 shares were present or represented by proxy and voted at the Meeting, constituting a quorum. The following proposals were voted on at the Meeting, as described in greater detail in the Company’s Definitive Schedule 14A Proxy Statement filed with the Securities and Exchange Commission on April 28, 2023 (the “2023 Proxy Statement”).

Proposal 1

The voting results of the proposal to amend the Certificate of Incorporation (the “Charter”) to declassify the Company’s Board of Directors were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
31,165,008	25,524	27,824	1,909,813

Proposal 2

The voting results of the proposal to amend the Charter to add a federal forum selection provision were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,964,165	6,026,677	227,514	1,909,813

Proposal 3

The voting results of the proposal to amend the Charter to reflect new Delaware law provisions regarding officer exculpation were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
24,880,543	6,243,187	94,627	1,909,812

Proposal 4

The voting results of the proposal to amend the Charter to eliminate certain provisions that are no longer effective or applicable were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
31,152,621	17,521	48,215	1,909,812

Proposal 5

The voting results of the proposal to elect two nominees to serve as Class II directors for a period of one year were as follows:

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
John R. Muse	27,179,818	3,998,983	39,556	1,909,812
I. Martin Pompadur	18,611,550	12,551,727	55,080	1,909,812

Proposal 6

The voting results of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 were as follows:

FOR	AGAINST	ABSTENTIONS
31,941,734	1,153,495	32,939

Proposal 7

The voting results of the proposal to approve, by an advisory vote, the compensation of the Company’s named executive officers for the year ended December 31, 2022 as reported in the Company’s 2023 Proxy Statement, were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
21,153,122	9,999,296	65,939	1,909,812

Proposal 8

The voting results of the proposal to approve, by an advisory vote, the frequency of future advisory voting on named executive officer compensation of the Company were as follows:

EVERY 1 YEAR	EVERY 2 YEARS	EVERY 3 YEARS	ABSTENTIONS	BROKER NON-VOTES
27,216,938	2,724,126	1,253,138	24,155	1,909,812

Proposal 9

The voting results of the stockholder proposal urging the adoption of a policy to require that the Chair of the Board of Directors be an independent director who has not previously served as an executive officer of the Company were as follows:

FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
14,122,792	16,991,846	103,718	1,909,813

Item 7.01 Regulation FD Disclosure.

On June 16, 2023, the Company announced that at its Meeting, stockholders voted to:

•
amend the Company’s Amended and Restated Certificate of Incorporation (the “Charter”) to (i) declassify the Company’s Board of Directors, (ii) provide the federal district courts as the sole and exclusive forum for the resolution of any Securities Act complaint unless the Company consents in writing to the selection of an alternative forum, (iii) provide exculpation of certain Company officers from liability in specific circumstances, and (iv) eliminate certain provisions that are no longer effective or applicable,
•
elect all nominees up for election to Nexstar’s Board of Directors,
•
ratify PricewaterhouseCoopers LLP as Nexstar’s registered public accounting firm for the fiscal year ending December 31, 2023,
•
affirm the executive compensation of the Company’s named executive officers,
•
select every year as the frequency of advisory voting of executive compensation, and
•
reject a stockholder proposal to adopt a policy to require the Chair of the Board be an independent director who has not previously served as an Executive Officer of the Company.

A copy of the press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act or in the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of Nexstar Media Group, Inc. dated June 16, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSTAR MEDIA GROUP, INC.

	By:	/s/ Lee Ann Gliha
Date: June 16, 2023	Name:	Lee Ann Gliha
	Title:	Chief Financial Officer
(Principal Financial Officer)